UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2006
ACCENTURE SCA
(Exact name of Registrant as specified in its charter)

Luxembourg	001-49713	98-351796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
46A, Avenue J.F. Kennedy
L-1855 Luxembourg
(Address of principal executive offices)
Registrant’s telephone number, including area code: (352) 26 42 35 00
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On January 5, 2006, Accenture issued a press release, announcing financial results for its first quarter of fiscal year 2006, ended November 30, 2005.
     A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     99.1 Press Release of Accenture dated January 5, 2006 (earnings results for the first quarter of fiscal year 2006, ended November 30, 2005) furnished pursuant to Item 2.02 of this Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 5, 2006	ACCENTURE SCA, represented by its General Partner, Accenture Ltd, itself represented by its duly authorized signatory

/s/ Douglas G. Scrivner

Name: Douglas G. Scrivner